                                                                    EXHIBIT 99.4

(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[325,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-14HE


                             (THE WINTER GROUP LOGO)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
      SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                  JULY 19, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.






--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                       $ 84,949,084
Aggregate Original Principal Balance                          $ 84,975,334
Number of Mortgage Loans                                               517


                                              MINIMUM            MAXIMUM         AVERAGE (1)
                                            ------------      ------------      ------------
Original Principal Balance                  $     28,000      $    900,000      $    164,362
Outstanding Principal Balance               $     27,903      $    895,038      $    164,312


                                              MINIMUM            MAXIMUM     WEIGHTED AVERAGE (2)
                                            ------------      ------------   --------------------
Original Term (mos)                                  180               360               359
Stated Remaining Term (mos)                          171               358               356
Loan Age (mos)                                         2                11                 3
Current Interest Rate                              6.000%           10.050%            7.559%
Initial Interest Rate Cap                          5.000%            6.000%            5.016%
Periodic Rate Cap                                  1.000%            2.000%            1.016%
Gross Margin                                       2.250%            4.375%            2.814%
Maximum Mortgage Rate                             11.000%           14.000%           11.887%
Minimum Mortgage Rate                              2.250%            6.950%            2.920%
Months to Roll                                        53                58                57
Original Loan-to-Value                             19.15%            95.00%            77.90%
Credit Score (3)                                     543               813               702

                                                                 EARLIEST           LATEST
                                                                ----------        ----------
Maturity Date                                                   12/01/2019        07/01/2035


                                  PERCENT OF                                              PERCENT OF
LIEN POSITION                    MORTGAGE POOL         YEAR OF ORIGINATION               MORTGAGE POOL
                                 -------------                                           -------------
1st Lien                               100.00%         2004                                      2.74%
                                                       2005                                      97.26
OCCUPANCY
Primary                                  0.00%         LOAN PURPOSE
Second Home                               9.52         Purchase                                 79.11%
Investment                               90.48         Refinance - Rate Term                      4.30
                                                       Refinance - Cashout                       16.59
LOAN TYPE
Fixed Rate                              83.44%         PROPERTY TYPE
ARM                                      16.56         Single Family Residence                  60.38%
                                                       Two-to-Four Family                        27.48
AMORTIZATION TYPE                                      Planned Unit Development                   3.84
Fully Amortizing                        51.08%         Condominium                                6.25
Interest-Only                            48.92         Townhouse                                  1.80
Balloon                                   0.00         Manufactured Home                          0.13
                                                       Cooperative                                0.12


(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                    AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED
                      NUMBER OF     PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE     PERCENT
RANGE OF               MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE     ORIGINAL      FULL      PERCENT
MORTGAGE RATES          LOANS      OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING     LTV          DOC         IO
------------------   -----------   -----------  ----------   --------   ----------   -----------   --------    --------    --------
5.501% to 6.000%               8   $ 2,609,877       3.07%      6.000%         742   $   326,235      72.84%      33.02%      46.80%
6.001% to 6.500%              48     9,299,511      10.95       6.402          726       193,740      74.58       46.24       72.45
6.501% to 7.000%              92    15,482,745      18.23       6.844          721       168,291      76.52       43.29       57.07
7.001% to 7.500%              86    14,272,715      16.80       7.363          704       165,962      78.87       32.75       53.91
7.501% to 8.000%             118    19,927,741      23.46       7.797          696       168,879      79.19       23.45       47.67
8.001% to 8.500%              88    13,307,533      15.67       8.322          685       151,222      78.47       23.64       32.47
8.501% to 9.000%              50     7,521,106       8.85       8.805          676       150,422      79.73       11.94       28.16
9.001% to 9.500%              23     2,345,218       2.76       9.286          672       101,966      79.75       12.34       48.42
9.501% to 10.000%              3       131,884       0.16       9.615          581        43,961      78.47       34.70        0.00
10.001% to 10.500%             1        50,755       0.06      10.050          548        50,755      80.00      100.00        0.00
TOTAL:                       517   $84,949,084     100.00%      7.559%         702   $   164,312      77.90%      30.18%      48.92%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 10.050% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.559% per annum.





REMAINING MONTHS TO STATED MATURITY

                                   AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF             NUMBER OF     PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE     PERCENT
REMAINING MONTHS      MORTGAGE      BALANCE     MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL      FULL      PERCENT
TO STATED MATURITY     LOANS      OUTSTANDING     POOL       COUPON       SCORE    OUTSTANDING     LTV          DOC         IO
-------------------  ----------   -----------  ----------   --------   ---------   -----------   --------    --------    --------
169 to 180                    5   $   246,992       0.29%      7.745%        677   $    49,398      83.30%      53.78%       0.00%
229 to 240                    3       144,507       0.17       8.024         617        48,169      70.98        0.00        0.00
349 to 360                  509    84,557,585      99.54       7.558         702       166,125      77.90       30.17       49.15
TOTAL:                      517   $84,949,084     100.00%      7.559%        702   $   164,312      77.90%      30.18%      48.92%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                    AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
RANGE OF ORIGINAL      NUMBER OF    PRINCIPAL  PERCENT OF  WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOAN           MORTGAGE     BALANCE    MORTGAGE    AVERAGE      CREDIT      BALANCE    ORIGINAL     FULL      PERCENT
PRINCIPAL BALANCES       LOANS     OUTSTANDING    POOL      COUPON       SCORE     OUTSTANDING    LTV         DOC        IO
--------------------  -----------  ----------- ----------  --------   -----------  -----------  --------   --------   --------
$1 to $50,000                  45  $ 1,837,970      2.16%     8.431%          638  $    40,844     77.90%     59.12%      9.87%
$50,001 to $100,000           120    9,057,550     10.66      7.679           690       75,480     79.05      50.45      28.88
$100,001 to $150,000          121   15,085,784     17.76      7.580           702      124,676     78.05      28.31      51.54
$150,001 to $200,000           81   14,080,539     16.58      7.476           702      173,834     79.49      29.67      56.27
$200,001 to $250,000           65   14,615,263     17.20      7.678           701      224,850     78.07      26.93      56.86
$250,001 to $300,000           36    9,795,120     11.53      7.683           710      272,087     79.51      41.52      52.08
$300,001 to $350,000           18    5,856,638      6.89      7.579           698      325,369     75.09      17.33      55.17
$350,001 to $400,000           13    4,991,511      5.88      7.323           699      383,962     78.23      23.70      54.27
$400,001 to $450,000            5    2,192,311      2.58      6.959           721      438,462     73.93      20.12      79.96
$450,001 to $500,000            5    2,357,734      2.78      7.457           716      471,547     76.08       0.00      59.81
$500,001 to $550,000            2    1,085,000      1.28      7.431           712      542,500     67.32       0.00      50.69
$550,001 to $600,000            1      585,000      0.69      6.630           620      585,000     65.00       0.00       0.00
$600,001 to $650,000            4    2,513,627      2.96      7.178           736      628,407     76.32       0.00       0.00
$850,001 to $900,000            1      895,038      1.05      6.990           813      895,038     75.00     100.00       0.00
TOTAL:                        517  $84,949,084    100.00%     7.559%          702  $   164,312     77.90%     30.18%     48.92%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $27,903 to approximately $895,038 and the average outstanding principal balance of the Mortgage Loans was approximately $164,312.

PRODUCT TYPES

                                    AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED
                     NUMBER OF      PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                      MORTGAGE       BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE     ORIGINAL      FULL      PERCENT
PRODUCT TYPES          LOANS       OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING     LTV          DOC         IO
-------------------  -----------   -----------  ----------   --------   ----------   -----------   --------    --------    --------
15 Year Fixed Loans            5   $   246,992       0.29%      7.745%         677   $    49,398      83.30%      53.78%       0.00%
20 Year Fixed Loans            3       144,507      17.00%      8.024          617        48,169      70.98        0.00        0.00
30 Year Fixed Loans          440    70,488,273    8298.00%      7.695          699       160,201      78.44       30.94       41.24
5/25 LIBOR ARM                69    14,069,312    1656.00%      6.871          722       203,903      75.18       26.27       88.78
TOTAL:                       517   $84,949,084     100.00%      7.559%         702   $   164,312      77.90%      30.18%      48.92%





AMORTIZATION TYPE

                                       AGGREGATE                            WEIGHTED      AVERAGE    WEIGHTED
                          NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE    ORIGINAL     FULL      PERCENT
AMORTIZATION TYPE           LOANS     OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING    LTV         DOC        IO
-----------------------  -----------  -----------  ----------   --------   -----------  -----------  --------   --------   --------
Fully Amortizing                 292  $43,387,958       51.08%     7.737%          695  $   148,589     78.25%     30.86%      0.00%
60 Month Interest-Only             5    1,439,340        1.69      6.973           765      287,868     69.27      29.00     100.00
120 Month Interest-Only          220   40,121,786       47.23      7.388           708      182,372     77.83      29.50     100.00
TOTAL:                           517  $84,949,084      100.00%     7.559%          702  $   164,312     77.90%     30.18%     48.92%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                    AGGREGATE                            WEIGHTED      AVERAGE    WEIGHTED
                       NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                       MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE    ORIGINAL     FULL      PERCENT
GEOGRAPHIC LOCATION      LOANS     OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING    LTV         DOC        IO
--------------------  -----------  -----------  ----------   --------   -----------  -----------  --------   --------   --------
Alabama                         2  $    90,525        0.11%     7.574%          742  $    45,263     77.65%    100.00%    100.00%
Arizona                        57   10,108,087       11.90      6.887           714      177,335     77.36      33.42      87.02
Arkansas                        1       94,722        0.11      7.000           709       94,722     80.00       0.00       0.00
California                     23    6,897,728        8.12      7.513           698      299,901     77.88      28.43      66.32
Colorado                       12    1,763,233        2.08      7.455           697      146,936     79.31       7.71      92.29
Connecticut                     9    1,939,347        2.28      8.125           710      215,483     79.82      55.05       5.03
District of Columbia            1      458,250        0.54      6.500           620      458,250     65.00       0.00     100.00
Florida                        41    6,449,243        7.59      7.319           697      157,299     75.44      17.53      26.68
Georgia                        31    3,773,628        4.44      8.017           705      121,730     80.61      54.40      46.69
Illinois                        8    1,020,428        1.20      7.727           694      127,554     81.35      41.65      55.38
Indiana                        10      904,997        1.07      7.943           665       90,500     79.23      28.62      64.88
Iowa                            1       55,100        0.06      7.000           754       55,100     95.00     100.00       0.00
Kansas                          2      179,000        0.21      7.226           655       89,500     77.19      19.55      80.45
Kentucky                        2       67,805        0.08      8.715           615       33,903     80.00      41.15       0.00
Louisiana                       3      274,601        0.32      7.144           737       91,534     77.16      71.69       0.00
Maine                           3      599,200        0.71      8.584           714      199,733     80.00      20.69       0.00
Maryland                       19    2,679,177        3.15      7.945           667      141,009     78.50      11.11      62.35
Massachusetts                  10    2,441,879        2.87      7.847           701      244,188     78.17       9.27      48.73
Michigan                        6      387,258        0.46      8.392           629       64,543     83.45      67.98      19.01
Minnesota                      10    1,855,622        2.18      6.800           743      185,562     77.52      71.07      91.08
Mississippi                     1      315,200        0.37      7.375           655      315,200     80.00       0.00       0.00
Missouri                        4      280,923        0.33      7.397           687       70,231     72.26     100.00      28.45
Nevada                          9    1,910,000        2.25      8.363           723      212,222     80.00      16.04     100.00
New Hampshire                   3      544,700        0.64      7.938           715      181,567     75.82       0.00       0.00
New Jersey                     44   11,425,490       13.45      7.679           705      259,670     78.36      23.96      25.30
New York                       17    4,800,373        5.65      7.657           711      282,375     77.20      29.12      28.39
North Carolina                  7      947,666        1.12      8.054           692      135,381     57.16      29.46      35.03
Ohio                            7      441,585        0.52      8.197           647       63,084     82.00      55.11       0.00
Oklahoma                        6      462,516        0.54      6.997           660       77,086     77.47     100.00       0.00
Oregon                         23    3,371,419        3.97      7.056           724      146,583     78.60      43.78      59.92
Pennsylvania                   12      935,617        1.10      7.747           672       77,968     79.08      12.80      19.26
Rhode Island                    8    1,338,806        1.58      8.486           679      167,351     78.38       0.00       7.77
South Carolina                  4      438,846        0.52      8.156           729      109,711     77.33      14.78       0.00
Tennessee                       1      152,000        0.18      6.375           680      152,000     77.99       0.00     100.00
Texas                          56    6,010,933        7.08      7.647           692      107,338     80.27      34.83      23.60
Utah                            8    1,193,831        1.41      7.516           709      149,229     79.88      45.27      52.64
Vermont                         1      195,823        0.23      6.500           692      195,823     80.00       0.00       0.00
Virginia                       30    4,304,242        5.07      7.568           705      143,475     74.99      37.88      62.33
Washington                     24    3,714,083        4.37      7.764           707      154,753     79.47      25.93      74.10
Wisconsin                       1      125,200        0.15      8.125           737      125,200     80.00       0.00       0.00
TOTAL:                        517  $84,949,084      100.00%     7.559%          702  $   164,312     77.90%     30.18%     48.92%

No more than approximately 1.09% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.





ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                            WEIGHTED      AVERAGE    WEIGHTED
                        NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL       MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE    ORIGINAL     FULL      PERCENT
LOAN-TO-VALUE RATIOS      LOANS     OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING    LTV         DOC        IO
---------------------  -----------  -----------  ----------   --------   -----------  -----------  --------   --------   --------
50.00% or less                   3  $   585,300        0.69%     7.469%          700  $   195,100     29.28%     42.08%     24.14%
50.01% to 55.00%                 3      822,224        0.97      6.958           752      274,075     54.86       7.08      92.92
55.01% to 60.00%                 4      720,202        0.85      6.574           675      180,051     58.88      94.47      89.14
60.01% to 65.00%                 7    2,149,908        2.53      6.482           675      307,130     64.75       4.40      39.66
65.01% to 70.00%                49    7,361,021        8.67      6.990           706      150,225     69.85      36.12      66.38
70.01% to 75.00%                25    4,128,978        4.86      7.602           709      165,159     74.72      45.45      23.92
75.01% to 80.00%               386   65,017,311       76.54      7.661           704      168,439     79.90      26.65      49.23
80.01% to 85.00%                23    2,671,198        3.14      7.652           670      116,139     81.77      56.54      33.98
85.01% to 90.00%                11      876,217        1.03      7.935           673       79,656     90.00      86.96      12.33
90.01% to 95.00%                 6      616,725        0.73      8.247           694      102,788     95.00      69.35      42.98
TOTAL:                         517  $84,949,084      100.00%     7.559%          702  $   164,312     77.90%     30.18%     48.92%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.15% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 77.90%.

MORTGAGE INSURANCE

                                     AGGREGATE                            WEIGHTED      AVERAGE    WEIGHTED
                        NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                        MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE    ORIGINAL    FULL       PERCENT
MORTGAGE INSURANCE        LOANS     OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING    LTV        DOC         IO
---------------------  -----------  -----------  ----------   --------   -----------  -----------  --------   --------   --------
No Mortgage Insurance          493  $81,685,253       96.16%     7.563%          703  $   165,690     78.05%     29.54%     49.02%
Mortgage Insurance              24    3,263,831        3.84      7.462           693      135,993     74.10      46.26      46.61
TOTAL:                         517  $84,949,084      100.00%     7.559%          702  $   164,312     77.90%     30.18%     48.92%



LOAN PURPOSE

                                     AGGREGATE                            WEIGHTED      AVERAGE    WEIGHTED
                        NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                        MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE    ORIGINAL    FULL       PERCENT
LOAN PURPOSE              LOANS     OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING    LTV        DOC         IO
---------------------  -----------  -----------  ----------   --------   -----------  -----------  --------   --------   --------
Purchase                       397  $67,203,978       79.11%     7.603%          707  $   169,280     78.84%     30.65%     50.84%
Refinance - Cashout             98   14,091,802       16.59      7.482           680      143,794     74.10      28.69      33.40
Refinance - Rate Term           22    3,653,305        4.30      7.062           705      166,059     75.22      27.43      73.65
TOTAL:                         517  $84,949,084      100.00%     7.559%          702  $   164,312     77.90%     30.18%     48.92%





PROPERTY TYPE

                                        AGGREGATE                          WEIGHTED      AVERAGE    WEIGHTED
                           NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                           MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT       BALANCE    ORIGINAL     FULL      PERCENT
PROPERTY TYPE                LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV         DOC        IO
------------------------  -----------  -----------  ----------   --------  ----------  -----------  --------   --------   --------
Single Family Residence           341  $51,289,057       60.38%     7.456%        700  $   150,408     77.88%     29.34%     56.59%
Two-to-Four Family                106   23,341,952       27.48      7.838         702      220,207     77.98      34.80      30.97
Condominium                        31    5,308,220        6.25      7.408         712      171,233     78.40      11.22      37.97
Planned Unit Development           22    3,260,780        3.84      7.442         717      148,217     77.61      15.48      65.22
Townhouse                          14    1,530,325        1.80      7.616         714      109,309     79.08      75.42      76.37
Manufactured Housing                2      113,750        0.13      7.986         770       56,875     80.00     100.00       0.00
Cooperative                         1      105,000        0.12      6.250         647      105,000     35.00     100.00       0.00
TOTAL:                            517  $84,949,084      100.00%     7.559%        702  $   164,312     77.90%     30.18%     48.92%





DOCUMENTATION

                                     AGGREGATE                            WEIGHTED      AVERAGE    WEIGHTED
                        NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                        MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE    ORIGINAL    FULL       PERCENT
DOCUMENTATION             LOANS     OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING    LTV        DOC         IO
---------------------  -----------  -----------  ----------   --------   -----------  -----------  --------   --------   --------
Reduced Documentation          161  $27,972,075       32.93%     7.570%          697  $   173,740     78.33%      0.00%     43.29%
Full Documentation             187   25,641,261       30.18      7.299           706      137,119     78.16     100.00      47.79
No Ratio                        67   14,592,813       17.18      7.507           704      217,803     78.53       0.00      59.31
Stated Documentation            61   10,653,310       12.54      8.217           696      174,644     76.63       0.00      43.79
No Income/No Asset              41    6,089,626        7.17      7.582           721      148,527     75.55       0.00      63.70
TOTAL:                         517  $84,949,084      100.00%     7.559%          702  $   164,312     77.90%     30.18%     48.92%





OCCUPANCY

                                    AGGREGATE                            WEIGHTED      AVERAGE    WEIGHTED
                       NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                       MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE    ORIGINAL     FULL      PERCENT
OCCUPANCY                LOANS     OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING    LTV         DOC        IO
--------------------  -----------  -----------  ----------   --------   -----------  -----------  --------   --------   --------
Investment                    481  $76,859,618       90.48%     7.650%          702  $   159,791     78.21%     31.97%     48.34%
Second Home                    36    8,089,467        9.52      6.698           705      224,707     74.98      13.18      54.50
TOTAL:                        517  $84,949,084      100.00%     7.559%          702  $   164,312     77.90%     30.18%     48.92%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                    AGGREGATE                            WEIGHTED      AVERAGE    WEIGHTED
                       NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE    PERCENT
MORTGAGE LOAN          MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE    ORIGINAL     FULL      PERCENT
AGE (MONTHS)             LOANS     OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING    LTV         DOC        IO
--------------------  -----------  -----------  ----------   --------   -----------  -----------  --------   --------   --------
2                             102  $17,825,425       20.98%     7.714%          697  $   174,759     78.15%     23.91%     47.45%
3                             325   56,255,027       66.22      7.532           705      173,092     78.06      28.89      51.37
4                              33    4,937,050        5.81      7.391           700      149,608     78.59      40.68      64.74
5                              13    1,748,337        2.06      6.916           716      134,487     77.36      20.92      18.27
6                              10    1,061,523        1.25      7.727           719      106,152     66.45      40.66      51.81
7                               8      791,985        0.93      7.629           649       98,998     77.60      47.13      17.78
8                               9    1,651,992        1.94      7.493           711      183,555     76.74      83.53       0.00
9                              10      373,125        0.44      8.407           583       37,312     75.21      82.70       0.00
10                              6      272,633        0.32      8.493           595       45,439     75.29      84.65       0.00
11                              1       31,987        0.04      9.050           582       31,987     85.00     100.00       0.00
TOTAL:                        517  $84,949,084      100.00%     7.559%          702  $   164,312     77.90%     30.18%     48.92%


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.





ORIGINAL PREPAYMENT PENALTY TERM


                                    AGGREGATE                            WEIGHTED      AVERAGE    WEIGHTED
                       NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT    MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE    ORIGINAL     FULL      PERCENT
PENALTY TERM             LOANS     OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING    LTV         DOC        IO
--------------------  -----------  -----------  ----------   --------   -----------  -----------  --------   --------   --------
None                          226  $39,212,825       46.16%     7.699%          699  $   173,508     77.65%     26.43%     39.42%
6 Months                        2      242,400        0.29      7.483           775      121,200     80.00     100.00     100.00
12 Months                      19    3,983,810        4.69      7.894           697      209,674     76.51      30.02      76.48
24 Months                      86   12,346,691       14.53      7.619           713      143,566     77.62      31.48      52.84
36 Months                     174   27,923,157       32.87      7.312           702      160,478     78.54      32.89      55.70
60 Months                      10    1,240,202        1.46      7.055           700      124,020     78.11      62.06      59.38
TOTAL:                        517  $84,949,084      100.00%     7.559%          702  $   164,312     77.90%     30.18%     48.92%

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.





CREDIT SCORES

                                    AGGREGATE                            WEIGHTED      AVERAGE    WEIGHTED
                       NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF               MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE    ORIGINAL     FULL      PERCENT
CREDIT SCORES            LOANS     OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING    LTV         DOC        IO
--------------------  -----------  -----------  ----------   --------   -----------  -----------  --------   --------   --------
543 to 550                      4  $   156,263        0.18%     9.621%          548  $    39,066     75.28%     59.28%      0.00%
551 to 575                      8      398,645        0.47      8.120           567       49,831     70.49     100.00       0.00
576 to 600                     13      950,619        1.12      8.262           585       73,125     77.34      61.40       0.00
601 to 625                     48    5,985,667        7.05      7.830           619      124,701     76.78      26.77      27.34
626 to 650                     36    6,070,312        7.15      8.117           642      168,620     77.67      31.59      36.62
651 to 675                     57    9,289,290       10.94      7.991           662      162,970     79.63      17.73      32.59
676 to 700                     99   17,183,032       20.23      7.552           685      173,566     77.16      25.37      59.08
701 to 725                    126   21,903,870       25.78      7.426           718      173,840     78.82      32.26      60.50
726 to 750                     38    6,564,006        7.73      7.477           736      172,737     77.23      36.65      54.78
751 to 775                     60   11,120,262       13.09      7.220           763      185,338     77.99      30.44      48.15
776 to 800                     24    3,822,606        4.50      6.921           786      159,275     75.97      30.35      48.14
801 to 813                      4    1,504,513        1.77      7.269           809      376,128     77.31      68.10      31.90
TOTAL:                        517  $84,949,084      100.00%     7.559%          702  $   164,312     77.90%     30.18%     48.92%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 543 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 702.

GROSS MARGINS
(EXCLUDES FIXED RATE LOANS)



                                    AGGREGATE                            WEIGHTED      AVERAGE    WEIGHTED
                       NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF               MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE    ORIGINAL     FULL      PERCENT
GROSS MARGINS            LOANS     OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING    LTV         DOC        IO
--------------------  -----------  -----------  ----------   --------   -----------  -----------  --------   --------   --------
2.001% to 2.500%                1  $   144,000        1.02%     7.250%          659  $   144,000     77.01%      0.00%    100.00%
2.501% to 3.000%               64   13,182,121       93.69      6.887           721      205,971     75.12      24.71      90.29
3.501% to 4.000%                1      304,500        2.16      6.250           764      304,500     70.00       0.00     100.00
4.001% to 4.500%                3      438,692        3.12      6.679           724      146,231     80.00     100.00      32.10
TOTAL:                         69  $14,069,312      100.00%     6.871%          722  $   203,903     75.18%     26.27%     88.78%

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 4.375% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 2.814% per annum.





MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE LOANS)

                                    AGGREGATE                            WEIGHTED      AVERAGE    WEIGHTED
                       NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF MAXIMUM       MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE    ORIGINAL     FULL      PERCENT
MORTGAGE RATES           LOANS     OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING    LTV         DOC        IO
--------------------  -----------  -----------  ----------   --------   -----------  -----------  --------   --------   --------
10.501% to 11.000%              6  $ 1,838,950       13.07%     6.000%          731  $   306,492     69.83%     46.86%     66.42%
11.001% to 11.500%             19    3,936,079       27.98      6.325           733      207,162     73.33      41.94      92.71
11.501% to 12.000%             16    3,052,535       21.70      6.840           715      190,783     74.32      25.10      96.21
12.001% to 12.500%             15    2,927,579       20.81      7.310           720      195,172     78.44      14.26     100.00
12.501% to 13.000%              8    1,621,080       11.52      7.598           707      202,635     79.38       0.00      65.57
13.001% to 13.500%              1       88,000        0.63      8.125           771       88,000     80.00       0.00     100.00
13.501% to 14.000%              4      605,090        4.30      8.967           688      151,273     80.01       0.00     100.00
TOTAL:                         69  $14,069,312      100.00%     6.871%          722  $   203,903     75.18%     26.27%     88.78%



As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 14.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 11.887% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE LOANS)

                                    AGGREGATE                            WEIGHTED      AVERAGE    WEIGHTED
                       NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL    AVERAGE    PERCENT
NEXT RATE              MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT       BALANCE    ORIGINAL     FULL      PERCENT
ADJUSTMENT DATE          LOANS     OUTSTANDING     POOL       COUPON       SCORE     OUTSTANDING    LTV         DOC        IO
--------------------  -----------  -----------  ----------   --------   -----------  -----------  --------   --------   --------
February 2010                   1  $   140,800        1.00%     6.750%          759  $   140,800     80.00%    100.00%    100.00%
March 2010                      1      550,000        3.91      7.000           796      550,000     55.00       0.00     100.00
April 2010                      2      465,921        3.31      6.598           721      232,960     74.97       0.00      50.33
May 2010                        6    1,245,969        8.86      7.109           710      207,662     76.99      32.87      85.39
June 2010                      52   10,152,393       72.16      6.817           717      195,238     76.01      27.66      88.53
July 2010                       7    1,514,230       10.76      7.084           730      216,319     75.04      22.29     100.00
TOTAL:                         69  $14,069,312      100.00%     6.871%          722  $   203,903     75.18%     26.27%     88.78%